UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6872
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2018

Date of reporting period: March 31, 2018

Item 1. Reports to Stockholders.

Poplar Forest Funds

Poplar Forest Partners Fund

Poplar Forest Cornerstone Fund

Poplar Forest Outliers Fund

Each a Series of Advisors Series Trust

www.poplarforestfunds.com

Semi-Annual Report
March 31, 2018

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TABLE OF CONTENTS

Performance	1
Sector Allocation of Portfolio Assets	19
Expense Example	21
Schedules of Investments	23
Statements of Assets and Liabilities	34
Statements of Operations	36
Statements of Changes in Net Assets	37
Financial Highlights	40
Notes to Financial Statements	45
Notice to Shareholders	59
Approval of Investment Advisory Agreements	60
Privacy Notice	66

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Performance for each of the classes for the periods as of March 31, 2018 is as follows:

Average Annualized Total Returns as of March 31, 2018

					Since
					Inception
Partners Fund	6 Months*	1 Year*	3 Years	5 Years	12/31/09
Institutional Class Shares	0.33%	0.89%	6.30%	10.54%	11.60%
Class A Shares; With Load	-4.78%	-4.39%	4.23%	9.14%	10.63%
Class A Shares; No Load	0.23%	0.65%	6.03%	10.26%	11.33%
S&P 500® Index	5.84%	13.99%	10.78%	13.31%	13.37%
Russell 1000® Value Index	2.34%	6.95%	7.88%	10.78%	12.04%

Cornerstone Fund					12/31/14
Institutional Class Shares	1.63%	2.52%	5.83%	—	5.22%
Class A Shares; With Load	-3.54%	-2.85%	3.79%	—	3.31%
Class A Shares; No Load	1.53%	2.26%	5.58%	—	4.96%
S&P 500® Index	5.84%	13.99%	10.78%	—	10.24%
Bloomberg Barclays U.S.
Aggregate Bond Index	-1.08%	1.20%	1.20%	—	1.61%
60/40 Blended Index**	3.11%	8.81%	6.99%	—	6.87%
Consumer Price Index + 3%	2.61%	5.42%	4.91%	—	4.95%

Outliers Fund					12/31/11
Institutional Class Shares	3.91%	3.52%	0.23%	7.78%	11.70%
Russell Midcap® Index	5.58%	12.20%	8.01%	12.09%	14.60%

*	Returns for periods one year and less are not annualized.
**	The 60/40 blended index comprises 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-877-522-8860. Performance for Class A shares with load reflects a maximum 5.00% sales charge. Class A shares without load do not take into account any sales charges, which would reduce performance.

The Partners Fund expense ratio, as of the Fund’s registration statement dated January 28, 2018, is 1.25% net and 1.28% gross for the Class A shares and 1.00% net and 1.03% gross for the Institutional Class shares. The Cornerstone Fund expense ratio, as of the Fund’s registration statement dated January 28, 2018, is 1.16% net and 1.83% gross for the Class A shares and 0.91% net and 1.58% gross for the Institutional Class shares. The Outliers Fund expense ratio, as of the Fund’s registration statement dated January 28, 2018, is 1.11% net and 3.66% gross for Institutional Class shares. The net expense ratio is applicable to investors.  Poplar

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Forest Capital, LLC (the “Adviser” or “Poplar Forest”), the Funds’ investment adviser, has contractually agreed to the fee waivers through at least January 27, 2019.

Short-term performance, in particular, is not a good indication of each Fund’s future performance, and an investment should not be made based solely on returns.

The Outliers Fund Institutional Class performance shown prior to December 31, 2014 is that of the Poplar Forest Outliers Fund, L.P. (the “Predecessor Partnership”) and includes expenses of the Predecessor Partnership.  Simultaneous with the commencement of the Fund’s investment operations on December 31, 2014, the Predecessor Partnership converted into the Institutional Class of the Fund.  The Predecessor Partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The performance returns of the Predecessor Partnership are unaudited and are calculated by Poplar Forest on a total return basis.  The Predecessor Partnership was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Outliers Fund, which, if applicable, may have adversely affected its performance.

Outliers Fund Reorganization

In today’s financial services environment, it’s hard to make a small mutual fund a viable business.  With our contrarian value style of investing enduring a multi-year period of unpopularity, we’ve failed to meet the internal asset raising goals we set for the Outliers Fund (“Outliers”).  When the Yorktown Mid Cap Fund (“Yorktown Fund”), for which we serve as the investment manager, expressed interest in merging with Outliers, we determined the merger would be good for shareholders and subsequently pursued approval of the idea.  As a result, Outliers successfully reorganized into the Yorktown Fund effective at the close of business on April 20, 2018.

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Dear Partner,

I may have grown up in the Blue Ridge Mountains, but given the choice between traversing a snowy alpine slope or walking on a warm, sandy beach, I’ll opt for the seashells. I know how to ski, but the whole idea of leaning downhill goes against every fiber in my body. Maybe I started at too old an age – my first time on snow skis was late in high school and the blue jeans I wore ended up cold and wet after my beginner tumbles in the snow. Four years later, I tried again on an ice covered, sub-zero Vermont mountain. I emerged unscathed, but also unsold on the sport.

My kids have had a completely different experience. They were on skis at an early age and their youthful fearlessness allowed them to plow downhill with joy. One year, my fun-loving son decided to ski in a banana costume and he was quickly known by folks all over the mountain. I’ve long envied their enjoyment of the sport, but the fear of being hurt in a crash hangs over my own ability to embrace it. I hated getting a call that the ski patrol was bringing my older daughter down the mountain with a serious leg injury, but I have to admit that her broken bone was as good as new in just a couple of months.

What must it be like for the parents of Olympic skiers? For years, they’ve watched their progeny hurtle downhill at speeds that leave little room for error. And what about the snowboarders whose tricks seem to defy death? It was certainly thrilling to watch Shaun White win gold after missing out in Sochi. What I found even more captivating was the backstory on his training in the months before he headed to PyeongChang. During a practice run in New Zealand, he crashed while trying to land a double cork 1440. Watching that video made me cringe. White’s collision with the ice led to 62 stitches, a pulmonary lung contusion and a stay in intensive care.

The Olympic snowboarding events occurred in the same week as the stock market’s February tumble. That got me to thinking about risk. There has been much talk of risk in financial markets of late, though in this context “risk” is most often a synonym for short-term price volatility. Though I understand the finance industry’s definition, I think of risk as something far different – something more akin to what Shaun White faces in the halfpipe.

Risk is an important component in establishing the target weight (size) for a stock in our portfolios. We generally only invest 2% of our funds in what we perceive as the riskiest equities while those deemed to have less downside could have a 4% target. In setting these targets, we rely on a range of factors that include the underlying volatility of the businesses in which we invest, their financial strength, and their perceived exposure to economic downturns. Ultimately, we invest when we see a favorable tradeoff between expected return and downside risk.

Risk – How Much Does It Hurt? How Quickly Can You Recover?

I remember watching ABC’s “Wide World of Sports” as a kid. Every week, we’d hear the announcer’s famous line: “the thrill of victory… and the agony of defeat” while watching 22-year-old Slovenian ski jumper, Vinko Bogataj, wipe out on the takeoff ramp – his body flying through the air before hitting the ground. It’s hard to

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believe that such a spectacular crash produced only a concussion and a broken ankle; he was back on the slopes three months later.

Just as a couch potato avoids fractured limbs by staying in front of the television in his living room, about the only way to avoid investment injury is to keep all your money in cash. But then, you run another risk – losing purchasing power by not keeping up with inflation. So, instead of trying to avoid risk, perhaps we should ask ourselves how we can manage it. We should also try to understand if we are being well compensated for the risk we take.

The most devastating of investment risks are permanent losses of capital. For example, many major financial companies like AIG, Fannie Mae and Lehman Brothers suffered debilitating injuries when the housing bubble burst in 2007. Their shareholders will never fully recover their losses due to massive dilution, government seizure and bankruptcy, respectively.

More recently, I was struck by the rapid evaporation of value in securities designed to allow people to speculate on volatility. As reported in the Wall Street Journal on March 3:

“The market upheaval was a lesson in how quickly long-term returns can vanish. The wildly popular VelocityShares Daily Inverse VIX Short-term ETN, ticker symbol XIV, was designed to return the opposite of a basket of futures contracts on the CBOE Volatility Index, known as the VIX. As markets stayed calm, it had produced a blistering annualized gain of 46% from inception in 2010 through early 2018. Then it plunged 95% in a day and was liquidated soon after. An investor from day one would have lost half of his or her original investment.”

Think about that – to start with, a 46% annualized gain would turn $10,000 into more than $140,000 in seven years. But then the winds shifted and investors lost 95% in a day, thus turning their $140,000 into $7,000. And anyone who got in after day one enjoyed less of the gain and suffered all of the decline. Can’t you just hear that ABC announcer? “The thrill of victory... and the agony of defeat.”

You won’t find securities like the VelocityShares Daily Inverse VIX Short-term ETN in our portfolios. We keep it simple by not attempting a double cork 1440. Instead, we are selective and we invest in businesses that generate cash because we believe cash underpins value. We don’t want investments in which a change in the wind blows us off course – in winter Olympic terms, we’re the cross country or biathlon teams; we’ll leave the giant slalom and slopestyle snowboarding to others. We may not go down the mountain as fast as more daring athletes, but we know that no one makes it to the medal stand if they fail to finish the event.

In certain environments, our focus on contrarian value investing can lead us to be out of sync with the broad market. This fiscal year has begun as yet another period in which investors are chasing fast growing companies and stocks with momentum. Inherently, people are investing with a belief that past performance is a predictor of future results. How will they fare, however, when the wind inevitably changes?

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I’ve never felt compelled to follow the herd and I see no good reason to start doing so today. We will continue to make what we believe will be market beating, long-term investments. We will focus on managing risk not with a single tool, formula or algorithm, but with methods that have served me well for years.

Volatility and Beta as a Measure of Risk

When market participants talk of risk, they often use the term beta. A security’s beta is calculated by dividing the covariance of the security’s returns and the benchmark’s returns by the variance of the benchmark’s returns over a specified period. Basically, a stock’s beta is supposed to represent how that stock will perform relative to the market. For example, a stock with a beta of 1.20 is deemed to magnify a move in market by 20% – if the stock market falls 10%, then that stock should theoretically go down 20% more. This makes risk management look easy – if you are worried that the stock market is going to fall, you should sell the high beta stocks (over 1.00) in your portfolio and replace them with low beta stocks and cash.

There are problems inherent to this approach – first, trying to time the market is notoriously difficult; second, beta is a measure of correlation with the market and may not capture company specific volatility – what some would call idiosyncratic risk; third, beta calculations change over time and these backward-looking measures can be misleading. For example, the graph below plots the beta of International Business Machines Corp. (“IBM”), over the last decade. Back in 2007, IBM sported a beta well in excess of 1.00 – if you could have correctly predicted that the stock market was headed for a crash and you relied on beta for risk management, you would have wanted to eliminate a stock like this from your portfolio.

Source: Intrinsic Research and Poplar Forest Capital

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Between 12/31/06 to 12/31/08, the S&P 500® Index (“S&P 500”) fell 34% (from 1418 to 903). At the end of 2006, IBM’s beta of 1.8x suggested a forecast 61% decline in a period when the S&P 500 dropped 34%. And yet, IBM’s shares fell just 13% (from $97.15 to $84.16). On a relative basis, using beta to manage risk would have been quite costly in this instance.

One of my biggest quarrels with beta is that it is price independent – I think price matters. As you can see on the graph, IBM’s calculated beta was at a decade low (suggesting less risk) in 2011 just as its stock price was making a high relative to the S&P 500. In the same way that beta gave a misleading reading of IBM’s risk in 2006, it did so again five years later.

Given its limitations, we don’t use beta as a tool in determining the appropriate weighting for a stock in our portfolio. And while we do consider stocks’ volatility when assembling our portfolios, we believe it is a far from complete risk management tool. Frankly, the volatility of a company’s stock price is much less important to me than is the underlying volatility of a company’s financial results over an economic cycle.

Leverage – a Results Magnifier

Financial and operating leverage is great when times are good. Anyone who has borrowed money to buy a house knows that a mortgage makes possible a purchase that likely wouldn’t be possible if you had to pay 100% cash. With home prices generally increasing over time, the equity in one’s abode can grow much faster than the value of the place. For example, a $1 million home would be worth more than $1.34 million in ten years if prices were to increase by 3% a year. A $900,000 mortgage to buy the house would require $100,000 in initial equity and ten years later, that equity would be worth $440,000 even if no principal were repaid along the way. That simple math suggests that a homeowner’s equity could grow 16% a year despite the home price only increasing 3% a year – ah, the joys of leverage!

Unfortunately, it works both ways, as we saw when the housing bubble burst in 2007-08 and many people had their home equity wiped out when prices fell. In some cases, it has taken ten years for people to get back to breakeven.

It’s the same way with companies. When times are good, leverage magnifies results. For example, in the five years ending 12/31/17, the U.S. economy grew at a rate of 4% per year. Due to financial and operating leverage, the companies in the S&P 500 have been able to grow their earnings at a rate of 5% per year during this same time period and stock prices have compounded at an even faster 13% rate.

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Source: Intrinsic Research and Poplar Forest Capital

When the next recession hits – perhaps several years from now, perhaps sooner – that leverage will work in reverse. As a result, I have long considered the amount of leverage used by companies to be a key risk indicator. In the same way a bank uses a consumer’s credit score to determine whether and how much credit to extend, at Poplar Forest, we use companies’ credit ratings as a risk management tool. We like credit ratings because they take into account a range of quantitative and qualitative measures in assessing a company’s ability to repay its debt including, but not limited to, simple measures of financial leverage.

Recessionary Downside

At Poplar Forest, we don’t just focus on how much money we can make if things go our way; we also spend a lot of time analyzing the downside if we are wrong. Try as we might to avoid them, we sometimes make incorrect investment decisions. Sometimes we miss-assess a specific company’s fundamentals, but other times the problem may be macroeconomic. For example, few people correctly predicted the bursting of the housing bubble and the recession it created in 2007-08.

Having a sense of how bad things could get would have been helpful to investors in financial services companies in 2007. Many of those companies had done incredibly well for years as they slowly increased leverage and reported year after year of wonderful earnings growth. Alas, when the Great Recession hit, the downside was tremendous – in several cases, companies that had appeared to be solid and successful ultimately went bankrupt. Credit ratings and correlation measures like beta under-represented the risk in these businesses.

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As an alternative to simply relying on backward-looking quantitative data, we use forward-looking fundamental analysis to assess the downside a stock may suffer if the U.S. fell into a recession. This is inherently a more subjective approach as it requires assumptions of the impact of a recession on an individual business, but we believe that understanding what can go wrong and the magnitude of potential decline is an important risk management tool. Particularly now, after nine years of economic growth and at a time when the general macroeconomic outlook looks rosy, we have increased the weight of our recessionary downside calculations in managing risk in the portfolio. We understand that our downside calculations will not be precisely right, but we believe that being approximately right in terms of direction and order of magnitude will be a great help in managing our portfolios.

Valuation – Price Matters

I have long believed that the price paid for a security has a tremendous impact on the risk of the investment. At a low price relative to underlying value, it seems fair to believe that there is less downside risk than there would be in paying a high price. Our analysis of investments is anchored to a comparison of price to normalized free cash flow and sustainable growth. In simple terms, we solve for a value that we believe would provide us at least a 15% total annual return for three years and 9-10% a year in the long run (beyond year three). For example, if we believed that a company was capable of growing 5% per year for 10 to 20 years, we would peg its long-term fair valuation at the equivalent of a 4-5% free cash flow yield. In effect, if you give me 5% every year and those payments grow 5% per year, then I should expect a 10% total return in the long run.

We only purchase stocks when we see a unique opportunity to buy at a discount – to invest in businesses that we’d be comfortable owning for a decade or more when their stock price has fallen to a level that we believe puts us in a position to potentially make at least a 15% per year total return for three years. I have used absolute return framework for more than 20 years and I have found it to be helpful in mitigating risk. This framework helps keep my feet on the ground when other investors grow overly enthusiastic (as in 1998-99) and it also underpins my courage when others are excessively fearful (like 2008-09).

We recently completed an analysis of the valuation metrics of our portfolio over the last decade. What we found wasn’t surprising. The valuation of our portfolios relative to measures of fundamental value – financial measures like book value and cash flow – has stayed relatively constant while these same measures for the S&P 500 have increased. The message from this analysis is that we’ve stayed with our framework despite the stock market growing increasingly expensive and, as a result, our portfolios appear to provide less downside risk than the broad market as we have a much firmer value underpinning.

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Price to Book

Price to Cash Flow

Complications

As I look at the investment environment today, a quote commonly attributed to Albert Einstein comes to mind:

“Not everything that counts can be counted, and not everything that can be counted counts.”

Information technology has been a great help to productivity over many decades and the tools available to us today are certainly an improvement over what was available when I first got into the business. That said, sometimes good ideas can get taken to an extreme that become problematic. In the current environment, there seems to be a belief that fancy mathematical formulas and algorithms can produce better investment results than the hard work and judgement of experienced financial analysts. This technological arrogance will, in my opinion, ultimately be the downfall of the current wave of machine intelligence being deployed in markets.

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I believe the inherent flaw is the backward-looking development of these tools. Their promoters provide beautiful reports that demonstrate the back-tested results that support their claims often without acknowledging that these models are all fundamentally anchored in extrapolating current trends into the future.

In the 37 years since I bought my first stocks, I’ve seen purportedly foolproof systems fail to deliver – from the disastrous results of “portfolio insurance” in 1987, to the collapse of Long-Term Capital Management in 1998, to the implosion of collateralized debt in 2008 to the decimation of VelocityShares Daily Inverse VIX Short-term ETN in February of this year. All these products looked great on paper and they produced wonderful returns in the years leading up to their collapse.  Like leverage, momentum can be your friend until it suddenly evaporates and investors may be left to try to salvage just pennies on the dollars they had invested. In many cases, these speculative securities were not underpinned by anything that can be touched – there was no underlying cash flow to lean on when times got tough. In contrast, we believe that free cash flow is critical to investment success.

In my experience, changes in trends are as inevitable as falling on a ski slope. To invest in a manner that doesn’t acknowledge and buffer against such potentialities seems foolhardy and inherently risky, regardless of what the beautiful back-tested model shows.

Conclusion – We’ll Stick with Our Game Plan

Inherently, investing is difficult because the future is impossible to predict with any certainty. All we know for sure is that life is cyclical – goods times will ultimately yield to recession, and recession will ultimately lead to recovery. That said, each recession is different than the last. For example, bank stocks did well when the tech bubble burst in 2000-02, but they were at the heart of the market crash when home prices collapsed in 2007-09.

At Poplar Forest, we keep a close eye on the environment as we look for signs of trouble. At the same time, we understand that each recession and each bear market have its own unique characteristics. We believe that extrapolating what worked best last time will likely lead to disappointing results. While we are sensitive to risk of loss, we are not arrogant enough to believe that we have some special forecasting skill that will allow us to predict the next recession any better than other serious investment professionals.

What we can do is focus, from the bottom up, on the companies in which we are invested and those we consider for potential investment. We want to understand the volatility of each underlying business, how much leverage is being deployed, the downside in a recession and the price we are paying relative to the underlying value of the company. We invest in companies for the long run when we see a favorable tradeoff between these risks and expected returns in a normal/mid-cycle time frame. We think a recession is likely sometime in the next few years and we want to be comfortable that we will survive a spill in the financial halfpipe without a trip to the intensive care unit. We believe that judgement, hard work and discipline are keys to our investment survival.

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Shaun White has not only survived, he has prospered with halfpipe gold medals in 2006 (Turin), 2010 (Vancouver) and 2018 (PyeongChang). But he completely missed the medal stand in 2014 (Sochi). Like White, our investment process doesn’t produce a gold medal every year, but the investing framework we use at Poplar Forest has served me well for over 20 years and I believe that it will continue to do so in future decades. As we have since our founding days, we will invest your money the same way we invest our own, and I look forward to reporting on our shared success in the years to come.

Thank you for your trust and support,

J. Dale Harvey
April 1, 2018

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PARTNERS FUND COMMENTARY

Portfolio Manager: J. Dale Harvey

The Partners Fund Institutional Class shares produced a 0.33% return and Class A shares (no load) produced a 0.23% return versus the S&P 500 Index’s 5.84% in the six months ended March 31, 2018. This was another difficult period for value strategies like those employed by Poplar Forest; the Russell 1000 Value Index, for example, also lagged the S&P 500 with a 2.34% return.

During this fiscal period, the Fund benefitted from investments in the consumer, industrials, financials, materials and information technology sectors with our top contributors being Tapestry (consumer), MSC Industrial Direct (industrials), Bank of America (financials), Reliance Steel & Aluminum (materials) and TE Connectivity (information technology). The bottom detractors to our results were Signet Jewelers (consumer), Weatherford International (energy), Baker Hughes (energy), Devon Energy (energy), and American International Group (financials).

Value stocks continue to underperform growth stocks. Given our concentrated approach to investing, our results tend to magnify the over- or under-performance of value stocks as can be seen in our results below:

	2018				Since
	YTD*	2017	2016	5YR*	Inception*
Poplar Forest Partners
Institutional Class	-4.96%	+6.80%	+26.24%	+10.54%	+11.60%
Russell 1000® Value Index	-2.83%	+13.66%	+17.34%	+10.78%	+12.04%
Russell 1000® Growth Index	1.42%	+30.21%	+7.08%	+15.53%	+14.77%

*
As of March 31, 2018. Returns greater than one year are annualized. Performance data quoted represents past performance; past performance does not guarantee future results. Inception date for the Fund is December 31, 2009.

We continue to believe that price matters and that value investing will provide market beating returns for those who are patient enough to live through periods of underperformance.

With continued low (but rising) interest rates and an extended bull market, valuation indicators such as Price to Book Value, Price to Earnings and Price to Sales have become quite stretched for growth stocks. When this trend turns, value stocks can exhibit strong performance relative to growth stocks, and we believe that a value cycle may be headed our way.

Overall, we are excited about the prospects for the securities we own in the portfolio as well as new opportunities we are evaluating. Historically, we have found some of our best investment opportunities during what might be considered more extreme market environments, such as that now occurring in the retail sector with fears that Amazon will run all other retailers out of business. As contrarian investors, these views create opportunity, and that is what makes us excited about our portfolios today.

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Semi-Annual Changes

During the last six months, we established new investments in CenturyLink, Cisco Systems, Merck, Newell Brands and Qualcomm:

•
Continued consolidation in the wireline industry has merged six companies into one with the most recent merger between CenturyLink and Level 3. The merger is expected to generate significant cost synergies and new incremental free cash flow. While the market appears to be concerned about acquisition-related debt, we expect CenturyLink’s enterprise business to benefit from Level 3’s returns oriented culture focused on profitable growth. We anticipate this resulting in attractive incremental operating margins, double-digit free cash flow growth, and a healthy, low double-digit dividend yield.

•
We anticipate the combination of secular tailwinds, company-specific revenue growth efforts and tax reform to generate consistent, low single digit revenue growth for Cisco, and at the same time, the company’s stable margins and free cash flow generation should translate to mid-single digit earnings growth.  However, it is the continued impact of software and services that is increasing the recurring revenue for the company, which we expect will lead investors to re-rate the stock with a higher earnings multiple.

•
Investor angst about drug price reform and skepticism about the ability of Merck’s pipeline to offset increased competition in the company’s base business have resulted in Merck being valued at a 20% discount to the market, which represents a 5 year low. Despite investor skepticism, we believe Merck’s drug research and development capabilities are improving. Through Keytruda, an injectable drug therapy that activates the immune system to fight cancer, Merck is establishing a leadership position in one of the most innovative areas of pharmaceutical research and development. With 700+ trials underway across most cancer indications, Keytruda has the potential to become the biopharmaceutical industry’s next big “pipeline within a product.” With a discounted valuation, a 3%+ dividend yield, and a AA balance sheet, we believe downside risk is low and current prices imply Merck’s pipeline is on sale.

•
Following challenges of retail store closings, inventory de-stocking, and decreasing earnings visibility, investor sentiment turned negative for Newell Brands with an increasing stock price decline in 2017.  However, with positive organic growth, margin improvement potential, and depressed valuation, the investment set up is attractive.  With the acquisition of Jarden and other self-help initiatives, we believe margins should increase.

•
Qualcomm presents an opportunity to buy a leading technology company with an impressive portfolio of intellectual property during a time when there is uncertainty about the company’s long-term earnings outlook. In addition to our expectation for increased earnings from Qualcomm’s anticipated acquisition of NXP Semiconductors, a potential resolution of a dispute with Apple, and internal cost-cutting measures, the company also maintains a strong balance sheet and pays a 4.5% dividend.

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We exited our positions in Chevron, Micro Focus International, Microsoft and Ralph Lauren this fiscal period:

•	Chevron exceeded our valuation targets and currently offers a lower expected return relative to other current and potential investments.

•
We exited Micro Focus amid growing concerns surrounding the company’s legacy software business that emerged following the company’s spin-merge with HPE’s software business in the third quarter of 2017.

•
Having owned Microsoft for over 10 years, we exited the stock as we felt the benefits of the company’s cloud initiatives and shift to subscription for core franchises was more fully reflected in the stock price.

•	We exited our investment in Ralph Lauren following a sharp recovery in the share price to levels more in line with our estimates of fair value.

Following these changes, the Fund ended the fiscal six month period on March 31, 2018 with 30 investments and roughly 4% cash.

CORNERSTONE FUND COMMENTARY

Portfolio Managers: J. Dale Harvey and Derek Derman

The Cornerstone Fund Institutional Class shares produced a 1.63% return, and the Class A shares (no load) produced a 1.53% return this fiscal six month period ended March 31, 2018. This trailed the 3.11% return for the 60/40 blend of the S&P 500® Index (5.84%) and the Bloomberg Barclays U.S. Aggregate Bond Index (-1.08%) and the 2.61% return for the CPI + 3% benchmark.

The Fund benefitted from investments in the information technology, health care, industrials and consumer sectors this fiscal period with our top contributors being Hewlett Packard Enterprises (information technology), Abbott Laboratories (healthcare), MSC Industrial Direct (industrials), Cisco Systems (information technology), and Tapestry (consumer). The bottom detractors to our results were Signet Jewelers (consumer), Baker Hughes (energy), Devon Energy (energy), American International Group (financials), and MetLife (financials).

While the overlap between the equities owned in the Cornerstone and Partners Funds is quite high, the Cornerstone Fund remains far more defensive with roughly 8% in cash and equivalents and 28% in fixed income investments. Over time, we would expect the Fund to hold between 25% and 50% in bonds, with our current exposure being driven by concerns that interest rates could increase materially in coming periods. When interest rates rise, the value of bonds generally falls.

In the Cornerstone Fund, we remain focused on trying to manage downside risk while also striving to protect our investors’ long-term purchasing power. With equities accounting for ~64% of the Fund, the potential draw-down in a weak stock market environment should be less than what we would expect from the Partners Fund. Furthermore, our fixed income investments offer a far different profile than what would commonly be found in a balanced fund. Roughly 24% of our fixed

POPLAR FOREST FUNDS

income portfolio is invested in Inflation Protected Treasury bonds (“TIPs”). The income produced by TIPs increases in periods when inflation rises. We also own two Treasury notes whose income is indexed to short-term interest rates. The notes comprise 14% of the fixed income portfolio and should protect purchasing power if interest rates rise as we expect.

As we look ahead, we believe our portfolio is well positioned to generate solid, inflation-adjusted returns. The Fund remains focused on high quality companies that are trading at what we believe are discounted valuations, while our bond selections continue to emphasize our goal of capital preservation.

Semi-Annual Changes

During this fiscal period, we made new investments in CenturyLink, Equifax, EQT, Newell Brands, Noble Energy, Plains GP Holdings (“Plains”), and Qualcomm.

•
Continued consolidation in the wireline industry has merged six companies into one with the most recent merger between CenturyLink and Level 3.  The merger is expected to generate significant cost synergies and new incremental free cash flow. While the market appears to be concerned about acquisition-related debt, we expect CenturyLink’s enterprise business to benefit from Level 3’s returns oriented culture focused on profitable growth. We anticipate this resulting in attractive incremental operating margins, double-digit free cash flow growth, and a healthy, low double-digit dividend yield.

•
We purchased Equifax after a huge cyber breach caused a sell-off in the stock.  While we believe it will take some time for the company to restore its brand and reputation, Equifax has leading edge data analysis that is valuable to its customers.  We see a return to steady earnings growth over time.

•
EQT is the largest natural gas producer in the U.S. with a focus on the Appalachian basin.  Our view is that EQT remains undervalued and the opportunity to improve capital efficiency and capture value for shareholders following its acquisition of Rice Energy is significant.  Finally, the company is in the midst of separating its midstream assets, which we believe will help highlight the discount at which the company currently trades.

•
Following challenges of retail store closings, inventory de-stocking, and decreasing earnings visibility, investor sentiment turned negative for Newell Brands with an increasing stock price decline in 2017.  However, with positive organic growth, margin improvement potential, and depressed valuation, the investment set up is attractive.  With the acquisition of Jarden and other self-help initiatives, we believe margins should increase.

•
Noble Energy is a diversified exploration and production company that has undergone a significant portfolio transformation over the past 18 months.  We believe investors underappreciate the company’s accelerating growth in high margin oil production, its substantial progress in its Eastern Mediterranean gas development and Noble’s recent pledge to return capital to shareholders.

POPLAR FOREST FUNDS

•
Plains is one of the largest midstream energy companies in the sector and holds a large market share in the Permian Basin. With oil prices continuing to recover from their January 2016 lows, we anticipate that Plains will be a key beneficiary of increased shale oil drilling activity in the U.S. The market sees some uncertainty as Plains reduces its balance sheet leverage and transitions to a new CEO at the end of this year, and as a result, valuations are depressed relative to our longer-term expectations for the company.

•
Qualcomm presents an opportunity to buy a leading technology company with an impressive portfolio of intellectual property during a time when there is uncertainty about the company’s long-term earnings outlook. In addition to our expectation for increased earnings from Qualcomm’s anticipated acquisition of NXP Semiconductors, a potential resolution of a dispute with Apple, and internal cost-cutting measures, the company also maintains a strong balance sheet and pays a 4.5% dividend.

We exited our positions in Antero Resources, Brighthouse Financial, Chevron, Halliburton, Micros Focus International, PepsiCo, and Ralph Lauren this fiscal period.

•	Antero was sold to reallocate the assets to other companies in the energy industry.

•
We obtained Brighthouse when the company was spun off from MetLife. Given our preference for other financial companies already in the portfolio and the fact that Brighthouse does not pay a dividend, we decided to sell the position.

•	Chevron exceeded our valuation targets and currently offers a lower expected return relative to other current and potential investments.

•
We exited Halliburton following strong price appreciation in the 4th quarter of 2017. In addition, we have redeployed the capital from the Halliburton sale to other companies in the energy sector where we expect greater long-term price appreciation, particularly in the exploration and production segment of the energy market.

•
We exited Micro Focus amid growing concerns surrounding the company’s legacy software business that emerged following the company’s spin-merge with Hewlett Packard Enterprise’s software business in the third quarter of 2017.

•
We sold PepsiCo after concerns about North American Beverage volumes emerged.  PepsiCo is facing structural challenges as Americans seek out healthier beverage alternatives and is losing market share in the carbonated soft drink category.

•	We exited our investment in Ralph Lauren following a sharp recovery in the share price to levels more in line with our estimates of fair value.

With these changes, the Cornerstone Fund ended the fiscal six month period on March 31, 2018 with 36 equity investments.

POPLAR FOREST FUNDS

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in small and medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility.  The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are usually greater in emerging markets.  The Funds may invest in debt securities which typically decrease in value when interest rates rise.  Asset-backed and mortgage-backed securities include market risk, interest rate risk, credit risk and prepayment risk.  This risk is usually greater for longer-term debt securities.  When a Fund invests in an exchange-traded fund (“ETF”) or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The Funds may invest in options, which may be subject to greater fluctuations in value than an investment in the underlying securities.

The value of an ETN may be influenced by time to maturity, level of supply and demand for ETN, volatility and lack of liquidity in the underlying securities’ markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, the notes issued by ETNs are held by the Fund are unsecured debt of the issuer. ETNs are complex and are not suitable for all investors.

Earnings growth is not a measure of the Fund’s future performance.

Fund holdings and sector allocations are subject to change at any time, and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the schedule of investments in this report.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Active investing generally has higher management fees because of the manager’s increased level of involvement while passive investing generally has lower management and operating fees. Investing in both actively and passively managed funds involves risk, and principal loss is possible. Both actively and passively managed funds generally have daily liquidity. There are no guarantees regarding the performance of actively and passively managed funds. Actively managed mutual funds may have higher portfolio turnover than passively managed funds. Excessive turnover can limit returns and can incur capital gains. ETFs are securities that track an index, a commodity or basket of assets like an index fund, but trade like a stock on an exchange. ETFs experience price changes throughout the day as they are bought and sold. Mutual Funds are structured and maintained to match their investment objectives and generally are priced and traded only once a day at the market close.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The Russell 1000® Value index measures the performance of the Russell 1000’s value segment, which is defined to include firms whose share prices have lower price/book ratios and lower expected long/term mean earnings growth rates.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad- based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.  The index includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

A blended index (also known as a blended benchmark) is a combination of two or more indices in varying percentages. To take a simple example, if an investor’s assets are allocated to 60% stocks and 40% bonds, the portfolio’s performance might be best measured against a blended benchmark consisting of 60% in a stock index (e.g. S&P 500® index) and 40% in a bond index (e.g. Bloomberg Barclays U.S. Aggregate Bond Index).  The Cornerstone Fund’s blended index is a 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index blend.

POPLAR FOREST FUNDS

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The annual percentage change in the CPI is used as a measure of inflation.

The Russell 1000® Growth Index measures the performance of those Russell 1000 index companies with higher price-to-book ratios and higher forecasted growth values.

VelocityShares Daily Inverse VIX Short-Term ETN is an exchange-traded note issued in the USA by Credit Suisse AG (Nassau Branch).

References to other funds should not be interpreted as an offer of these securities.

The CBOE Volatility Index is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

It is not possible to invest directly in an index.

An index fund is a type of mutual fund with a portfolio constructed to match or track the components of a market index, such as the S&P 500® Index.  Normalized earnings are adjusted to remove the effects of seasonality, revenue and expenses that are unusual or one-time influences. Normalized earnings help business owners, financial analysts and other stakeholders understand a company’s true earnings from its normal operations.

Beta is a measure of the volatility of the fund’s total returns relative to the general market as represented by a corresponding benchmark index of the fund. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market.

Book Value is the value of a security on the day of purchase or the acquisition value.

Exchange-traded note (ETN) is a senior, unsecured, unsubordinated debt security issued by an underwriting bank.

Free cash flow is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Normalized earnings are adjusted to remove the effects of seasonality, revenue and expenses that are unusual or one-time influences. Normalized earnings help business owners, financial analysts and other stakeholders understand a company’s true earnings from its normal operations.

Price/Book Ratio (P/B) of a fund is the weighted average of the price/book ratios of all the stocks in a fund’s portfolio.

Price/Cash Flow (P/C) is a stock valuation measure calculated by dividing a firm’s cash flow per share into the current stock price. Financial analysts often prefer to value stocks using cash flow rather than earnings because the latter is more easily manipulated.

Price/Earnings (P/E) Ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the earnings per share into the current market price of a stock.

Price/Sales Ratio represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations.

Poplar Forest Capital LLC is the advisor to the Poplar Forest Funds which are distributed by Quasar Distributors, LLC.

POPLAR FOREST FUNDS

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2018 (Unaudited)

POPLAR FOREST PARTNERS FUND

POPLAR FOREST CORNERSTONE FUND

Percentages represent market value as a percentage of total investments.

POPLAR FOREST FUNDS

SECTOR ALLOCATION OF PORTFOLIO ASSETS at March 31, 2018 (Unaudited)

POPLAR FOREST OUTLIERS FUND

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at March 31, 2018 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/17 – 3/31/18).

Actual Expenses
For each class of each Fund, two lines are presented in the tables below, with the first line providing information about actual account values and actual expenses.  Actual net expenses are limited to 1.25% and 1.00% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Partners Fund, per the operating expenses limitation agreement.  Actual net expenses are limited to 1.15% and 0.90% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Cornerstone Fund, per the operating expenses limitation agreement.  Actual net expenses are limited to 1.10% for Institutional Class shares of the Poplar Forest Outliers Fund, per the operating expenses limitation agreement.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each Fund, the second line provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables for each class of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at March 31, 2018 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/17	3/31/18	10/1/17 – 3/31/18	Ratio*

Poplar Forest Partners Fund

Class A Shares
Actual	$1,000.00	$1,002.30	$6.24	1.25%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.70	$6.29	1.25%

Institutional Class Shares
Actual	$1,000.00	$1,003.30	$4.99	1.00%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.95	$5.04	1.00%

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/17	3/31/18	10/1/17 – 3/31/18	Ratio*

Poplar Forest Cornerstone Fund

Class A Shares
Actual	$1,000.00	$1,015.30	$5.78	1.15%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.20	$5.79	1.15%

Institutional Class Shares
Actual	$1,000.00	$1,016.30	$4.52	0.90%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.44	$4.53	0.90%

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	10/1/17	3/31/18	10/1/17 – 3/31/18	Ratio*

Poplar Forest Outliers Fund

Institutional Class Shares
Actual	$1,000.00	$1,039.10	$5.59	1.10%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.45	$5.54	1.10%

*
Expenses are equal to the annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2018 (Unaudited)

Shares	COMMON STOCKS – 95.2%	Value
	Banks – 9.1%
1,150,000	Bank of America Corp.	$34,488,500
485,000	Citigroup, Inc.	32,737,500
		67,226,000
	Building Products – 1.3%
275,000	Johnson Controls International plc (a)	9,691,000
	Communications Equipment – 1.7%
290,000	Cisco Systems, Inc.	12,438,100
	Construction & Engineering – 4.1%
850,000	AECOM Technology Corp. (b)	30,285,500
	Consumer Finance – 4.1%
1,115,000	Ally Financial, Inc.	30,272,250
	Diversified Telecommunication Services – 1.5%
685,000	CenturyLink, Inc.	11,254,550
	Electronic Equipment,
	Instruments & Components – 1.4%
105,000	TE Connectivity Ltd. (a)	10,489,500
	Energy Equipment & Services – 4.2%
740,000	Baker Hughes, Inc.	20,549,800
4,650,000	Weatherford International plc (a) (b)	10,648,500
		31,198,300
	Health Care Equipment & Supplies – 3.9%
265,000	Zimmer Biomet Holdings, Inc.	28,895,600
	Health Care Providers & Services – 4.6%
395,000	AmerisourceBergen Corp.	34,052,950
	Household Durables – 2.9%
860,000	Newell Brands, Inc.	21,912,800
	Insurance – 12.8%
527,500	American International Group, Inc.	28,706,550
490,000	Lincoln National Corp.	35,799,400
670,000	MetLife, Inc.	30,746,300
		95,252,250
	IT Services – 3.1%
151,100	International Business Machines Corp.	23,183,273

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2018 (Unaudited), Continued

Shares		Value
	Metals & Mining – 5.8%
800,000	Freeport-McMoRan Inc. (b)	$14,056,000
335,000	Reliance Steel & Aluminum Co.	28,722,900
		42,778,900
	Oil, Gas & Consumable Fuels – 6.1%
1,012,300	Antero Resources Corp. (b)	20,094,155
795,000	Devon Energy Corp.	25,273,050
		45,367,205
	Pharmaceuticals – 8.4%
570,000	Abbott Laboratories	34,154,400
265,000	Eli Lilly & Co.	20,503,050
135,000	Merck & Co., Inc.	7,353,450
		62,010,900
	Semiconductors &
	Semiconductor Equipment – 1.5%
200,000	Qualcomm, Inc.	11,082,000
	Specialty Retail – 5.9%
242,000	Advance Auto Parts, Inc.	28,689,100
390,000	Signet Jewelers Ltd. (a)	15,022,800
		43,711,900
	Technology Hardware,
	Storage & Peripherals – 4.0%
1,675,000	Hewlett Packard Enterprise Co.	29,379,500
	Textiles, Apparel & Luxury Goods – 4.2%
595,000	Tapestry, Inc.	31,302,950
	Trading Companies & Distributors – 4.6%
370,000	MSC Industrial Direct Inc. – Class A	33,932,700
	TOTAL COMMON STOCKS
	(Cost $583,479,945)	705,718,128

	SHORT-TERM INVESTMENTS – 3.3%
	Money Market Fund
4,030,456	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 1.56% (c)	4,030,456

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2018 (Unaudited), Continued

Principal
Amount		Value
	U.S. Treasury Bills
$2,100,000	1.538%, 4/19/18 (d)	$2,098,385
2,700,000	1.601%, 5/17/18 (d)	2,694,476
3,900,000	1.665%, 6/21/18 (d)	3,885,386
2,100,000	1.723%, 7/19/18 (d)	2,089,043
2,000,000	1.779%, 8/2/18 (d)	1,987,843
2,000,000	1.825%, 8/16/18 (d)	1,986,108
2,000,000	1.846%, 8/30/18 (d)	1,984,511
2,000,000	1.862%, 9/27/18 (d)	1,981,483
2,000,000	2.022%, 3/28/19 (d)	1,959,450
		20,666,685
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $24,700,701)	24,697,141
	Total Investments in Securities
	(Cost $608,180,646) – 98.5%	730,415,269
	Other Assets in Excess of Liabilities – 1.5%	10,946,899
	NET ASSETS – 100.0%	$741,362,168

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at March 31, 2018.
(d)	Rate shown is the discount rate at March 31, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2018 (Unaudited)

Shares	COMMON STOCKS – 63.2%	Value
	Banks – 6.2%
15,800	Bank of America Corp.	$473,842
13,300	Citigroup, Inc.	897,750
2,000	SVB Financial Group (b)	480,020
		1,851,612
	Building Products – 0.8%
7,000	Johnson Controls International plc (a)	246,680
	Communications Equipment – 2.3%
16,100	Cisco Systems, Inc.	690,529
	Construction & Engineering – 1.4%
11,500	AECOM Technology Corp. (b)	409,745
	Consumer Finance – 2.6%
29,000	Ally Financial, Inc.	787,350
	Diversified Telecommunication Services – 0.5%
9,100	CenturyLink, Inc.	149,513
	Electronic Equipment,
	Instruments & Components – 1.1%
3,200	TE Connectivity Ltd. (a)	319,680
	Energy Equipment & Services – 2.2%
23,400	Baker Hughes, Inc.	649,818
	Health Care Equipment & Supplies – 2.6%
7,000	Zimmer Biomet Holdings, Inc.	763,280
	Health Care Providers & Services – 2.9%
9,900	AmerisourceBergen Corp.	853,479
	Hotels, Restaurants & Leisure – 0.4%
1,800	Las Vegas Sands Corp.	129,420
	Household Durables – 1.6%
18,500	Newell Brands, Inc.	471,380
	Insurance – 8.1%
14,200	American International Group, Inc.	772,764
12,600	Lincoln National Corp.	920,556
15,400	MetLife, Inc.	706,706
		2,400,026
	IT Services – 3.1%
4,100	DXC Technology Co.	412,173
3,400	International Business Machines Corp.	521,662
		933,835

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2018 (Unaudited), Continued

Shares		Value
	Metals & Mining – 3.6%
24,100	Freeport-McMoRan Inc. (b)	$423,437
7,500	Reliance Steel & Aluminum Co.	643,050
		1,066,487
	Oil, Gas & Consumable Fuels – 4.1%
20,100	Devon Energy Corp.	638,979
3,700	EQT Corp.	175,787
13,000	Noble Energy, Inc.	393,900
		1,208,666
	Pharmaceuticals – 5.5%
15,900	Abbott Laboratories	952,728
5,000	Eli Lilly & Co.	386,850
5,400	Merck & Co., Inc.	294,138
		1,633,716
	Professional Services – 1.3%
3,300	Equifax, Inc.	388,773
	Semiconductors &
	Semiconductor Equipment – 1.2%
6,200	Qualcomm, Inc.	343,542
	Software – 1.1%
3,600	Microsoft Corp.	328,572
	Specialty Retail – 3.1%
5,200	Advance Auto Parts, Inc.	616,460
7,600	Signet Jewelers Ltd. (a)	292,752
		909,212
	Technology Hardware, Storage & Peripherals – 2.6%
43,700	Hewlett Packard Enterprise Co.	766,498
	Textiles, Apparel & Luxury Goods – 2.3%
13,200	Tapestry, Inc.	694,452
	Trading Companies & Distributors – 2.6%
8,300	MSC Industrial Direct Inc. – Class A	761,193
	TOTAL COMMON STOCKS
	(Cost $15,596,592)	18,757,458

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2018 (Unaudited), Continued

Principal	MLP INVESTMENTS AND
Amount/Shares	RELATED COMPANIES – 0.4%	Value
	Oil, Gas & Consumable Fuels – 0.4%
4,900	Plains GP Holdings LP	$106,575
	TOTAL MLP INVESTMENTS AND
	RELATED COMPANIES (Cost $99,870)	106,575

	CORPORATE BONDS – 15.4%
	Depository Credit Intermediation – 2.5%
	Bank of America Corp.
$750,000	2.60%, 1/15/19	750,825
	Health Care Equipment & Supplies – 2.5%
	Becton Dickinson and Co.
750,000	3.25%, 11/12/20	748,642
	Health Care Providers & Services – 2.5%
	Cardinal Health, Inc.
750,000	2.616%, 6/15/22	725,737
	Oil, Gas & Consumable Fuels – 1.8%
	Devon Energy Corp.
525,000	4.00%, 7/15/21	534,958
	Oil & Gas Services & Equipment – 2.5%
	Schlumberger Holdings Corp.
750,000	2.35%, 12/21/18 (g)	748,074
	Professional Services – 2.5%
	Equifax, Inc.
750,000	3.30%, 12/15/22	744,948
	Technology Hardware,
	Storage & Peripherals – 1.1%
	EMC Corp.
320,000	1.875%, 6/1/18	319,122
	TOTAL CORPORATE BONDS
	(Cost $4,587,058)	4,572,306

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2018 (Unaudited), Continued

Principal	U.S. GOVERNMENT AGENCIES AND
Amount	INSTRUMENTALITIES – 12.8%	Value
	U.S. Government Agencies
	FHLMC
$500,000	1.30%, 9/30/21 (c)	$490,912
	U.S. Treasury Bonds
	U.S. Treasury Bond TIPS
693,278	0.125%, 4/15/20	690,704
678,529	0.125%, 7/15/24	663,122
		1,353,826
	U.S. Treasury Notes
	U.S. Treasury Floating Rate Notes
600,000	1.942% (3 Month U.S. Treasury Money
	Market Rate + 0.174%), 7/31/18 (e)	600,413
700,000	1.908% (3 Month U.S. Treasury Money
	Market Rate + 0.14%), 1/31/19 (e)	701,121
	U.S. Treasury Note TIPS
668,029	0.125%, 1/15/22	661,055
		1,962,589
	TOTAL U.S. GOVERNMENT AGENCIES AND
	INSTRUMENTALITIES (Cost $3,847,642)	3,807,327

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at March 31, 2018 (Unaudited), Continued

Principal
Amount/Shares	SHORT-TERM INVESTMENTS – 7.8%	Value
	Money Market Fund
151,058	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 1.56% (f)	$151,058
	U.S. Treasury Bills
$300,000	1.538%, 4/19/18 (d)	299,769
300,000	1.601%, 5/17/18 (d)	299,386
375,000	1.665%, 6/21/18 (d)	373,595
400,000	1.723%, 7/19/18 (d)	397,913
400,000	1.825%, 8/16/18 (d)	397,222
400,000	1.862%, 9/27/18 (d)	396,297
		2,164,182
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $2,315,678)	2,315,240
	Total Investments in Securities
	(Cost $26,446,839) – 99.6%	29,558,906
	Other Assets in Excess of Liabilities – 0.4%	112,217
	NET ASSETS – 100.0%	$29,671,123

FHLMC – Federal Home Loan Mortgage Corporation
MLP – Master Limited Partnership
TIPS – Treasury Inflation Protected Securities
(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Step-up bond; pays one interest rate for a certain period and a higher rate thereafter. The interest rate shown is the rate in effect as of March 31, 2018 and will increase to 1.50% on October 1, 2018.
(d)	Rate shown is the discount rate at March 31, 2018.
(e)	Variable rate security. Rate shown reflects the rate in effect as of March 31, 2018.
(f)	Rate shown is the 7-day annualized yield at March 31, 2018.
(g)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.”  Poplar Forest Capital, LLC, the Fund’s adviser, has determined that such security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust.  As of March 31, 2018, the value of these investments was $748,074 or 2.5% of total net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2018 (Unaudited)

Shares	COMMON STOCKS – 94.0%	Value
	Banks – 2.6%
517	SVB Financial Group (b)	$124,085
	Communications Equipment – 5.8%
3,600	CommScope Holding Company, Inc. (b)	143,892
1,250	Motorola Solutions, Inc.	131,625
		275,517
	Construction & Engineering – 4.3%
5,790	AECOM Technology Corp. (b)	206,298
	Consumer Finance – 4.1%
7,300	Ally Financial, Inc.	198,195
	Diversified Consumer Services – 4.4%
2,103	Strayer Education, Inc.	212,508
	Diversified Financial Services – 1.6%
1,550	Voya Financial, Inc.	78,275
	Electronic Equipment,
	Instruments & Components – 5.5%
5,000	Keysight Technologies, Inc. (b)	261,950
	Energy Equipment & Services – 2.8%
1,585	Baker Hughes, Inc.	44,015
38,300	Weatherford International plc (a) (b)	87,707
		131,722
	Health Care Equipment & Supplies – 4.1%
1,777	Zimmer Biomet Holdings, Inc.	193,764
	Health Care Providers & Services – 11.1%
3,457	AmerisourceBergen Corp.	298,028
3,530	DaVita, Inc. (b)	232,768
		530,796
	Household Durables – 2.0%
3,700	Newell Brands, Inc.	94,276
	Insurance – 4.2%
2,765	Lincoln National Corp.	202,011
	Machinery – 6.9%
7,929	NN, Inc.	190,296
2,850	SPX FLOW, Inc. (b)	140,192
		330,488

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2018 (Unaudited), Continued

Shares		Value
	Metals & Mining – 5.5%
4,034	Freeport-McMoRan Inc. (b)	$70,877
2,229	Reliance Steel & Aluminum Co.	191,115
		261,992
	Oil, Gas & Consumable Fuels – 8.9%
8,600	Antero Resources Corp. (b)	170,710
3,249	Devon Energy Corp.	103,286
3,150	EQT Corp.	149,656
		423,652
	Pharmaceuticals – 6.2%
2,500	Mylan N.V. (a) (b)	102,925
2,325	Perrigo Co. plc (a)	193,766
		296,691
	Specialty Retail – 8.7%
1,575	Advance Auto Parts, Inc.	186,716
11,650	Party City Holdco, Inc. (b)	181,740
1,285	Signet Jewelers Ltd. (a)	49,498
		417,954
	Technology Hardware,
	Storage & Peripherals – 2.0%
5,450	Hewlett Packard Enterprise Co.	95,593
	Textiles, Apparel & Luxury Goods – 2.2%
2,000	Tapestry, Inc.	105,220
	Trading Companies & Distributors – 1.1%
550	MSC Industrial Direct Inc. – Class A	50,440
	TOTAL COMMON STOCKS
	(Cost $4,019,161)	4,491,427

	MLP INVESTMENTS
	AND RELATED COMPANIES – 2.1%
	Oil, Gas & Consumable Fuels – 2.1%
4,700	Plains GP Holdings LP	102,225
	TOTAL MLP INVESTMENTS AND
	RELATED COMPANIES (Cost $139,872)	102,225

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

SCHEDULE OF INVESTMENTS at March 31, 2018 (Unaudited), Continued

Shares	MONEY MARKET FUND – 4.2%	Value
198,437	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio – Institutional Class, 1.56% (c)	$198,437
	TOTAL MONEY MARKET FUND
	(Cost $198,437)	198,437
	Total Investments in Securities
	(Cost $4,357,470) – 100.3%	4,792,089
	Liabilities in Excess of Other Assets – (0.3)%	(12,612)
	NET ASSETS – 100.0%	$4,779,477

MLP – Master Limited Partnership
(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at March 31, 2018.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2018 (Unaudited)

ASSETS
Investments in securities, at value
  (identified cost $608,180,646, $26,446,839, and $4,357,470, respectively)
Receivables
Securities sold
Fund shares issued
Dividends and interest
Dividend tax reclaim
Prepaid expenses
Total assets

LIABILITIES
Payables
Securities purchased
Fund shares redeemed
Due to Adviser
12b-1 fees
Custody fees
Administration and fund accounting fees
Transfer agent fees and expenses
Audit fees
Chief Compliance Officer fee
Trustee fees and expenses
Accrued expenses
Total liabilities

NET ASSETS

CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]
Net asset value and redemption price per share

Maximum offering price per share (Net asset value per share divided by 95.00%)

Institutional Class Shares
Net assets applicable to shares outstanding
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]
Net asset value, offering and redemption price per share

COMPONENTS OF NET ASSETS
Paid-in capital
Accumulated net investment income/(loss)
Accumulated net realized gain from investments
Net unrealized appreciation on investments
Net assets

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2018 (Unaudited), Continued

Poplar Forest	Poplar Forest	Poplar Forest
Partners	Cornerstone	Outliers
Fund	Fund	Fund

$730,415,269	$29,558,906	$4,792,089

18,535,105	302,287	—
481,058	—	—
799,665	68,157	3,695
14,300	364	—
24,652	7,377	3,300
750,270,049	29,937,091	4,799,084

7,428,281	222,882	—
694,629	—	—
545,090	5,316	2,088
41,609	403	—
14,286	1,135	804
84,354	15,879	10,428
64,427	6,935	3,468
10,675	10,676	164
1,488	1,488	1,488
461	119	87
22,581	1,135	1,080
8,907,881	265,968	19,607
$741,362,168	$29,671,123	$4,779,477

$57,665,666	$644,194	$—
1,185,152	24,353	—
$48.66	$26.45	$—
$51.22	$27.84	$—

$683,696,502	$29,026,929	$4,779,477
14,032,153	1,095,213	193,842
$48.72	$26.50	$24.66

$581,053,067	$25,292,276	$4,142,172
1,437,789	147,443	(10,265)
36,636,689	1,119,337	212,951
122,234,623	3,112,067	434,619
$741,362,168	$29,671,123	$4,779,477

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 2018 (Unaudited)

	Poplar Forest	Poplar Forest	Poplar Forest
	Partners	Cornerstone	Outliers
	Fund	Fund	Fund

INVESTMENT INCOME
Income
Dividends (net of withholding tax of $0,
$0, and $53, respectively)	$6,778,516	$175,595	$18,818
Interest	197,693	108,624	1,576
Total Income	6,976,209	284,219	20,394
Expenses
Advisory fees (Note 4)	3,377,982	120,875	27,872
Administration and fund
accounting fees (Note 4)	259,235	45,628	30,425
Transfer agent fees and expenses (Note 4)	237,354	18,916	9,153
12b-1 fees – Class A shares (Note 5)	86,675	793	—
Custody fees (Note 4)	42,266	2,894	2,647
Registration fees	27,005	7,461	3,390
Printing and mailing expense	15,599	814	502
Audit fees	10,675	10,675	164
Trustees fees and expenses	10,087	5,901	5,796
Insurance expense	6,001	1,003	835
Legal fees	4,697	4,139	4,223
Chief Compliance Officer fee (Note 4)	4,488	4,488	4,488
Interest expense (Note 7)	13	2	—
Miscellaneous	12,349	3,277	1,322
Total expenses	4,094,426	226,866	90,817
Less: Advisory fees waived
and expenses reimbursed
by Adviser (Note 4)	(96,916)	(90,089)	(60,158)
Net expenses	3,997,510	136,777	30,659
Net investment income/(loss)	2,978,699	147,442	(10,265)
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments	38,411,236	386,700	371,773
Net change in unrealized
appreciation on investments	(36,989,646)	(26,086)	(117,722)
Net realized and unrealized
gain on investments	1,421,590	360,614	254,051
Net Increase in Net Assets
Resulting from Operations	$4,400,289	$508,056	$243,786

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Poplar Forest Partners Fund
	Six Months Ended
	March 31, 2018	Year Ended
	(Unaudited)	September 30, 2017
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$2,978,699	$14,760,621
Net realized gain from investments	38,411,236	21,572,133
Net change in unrealized appreciation on investments	(36,989,646)	34,194,732
Net increase in net assets resulting from operations	4,400,289	70,527,486
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(1,235,932)	(384,755)
Institutional Class Shares	(13,889,365)	(4,921,355)
From net realized gain on investments
Class A Shares	(2,232,202)	(1,496,411)
Institutional Class Shares	(20,813,705)	(8,862,135)
Total distributions to shareholders	(38,171,204)	(15,664,656)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	3,234,040	92,998,996
Total increase/(decrease) in net assets	(30,536,875)	147,861,826
NET ASSETS
Beginning of period	771,899,043	624,037,217
End of period	$741,362,168	$771,899,043
Accumulated net investment income	$1,437,789	$13,584,387

(a)   A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2018		Year Ended
	(Unaudited)		September 30, 2017
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	71,589	$3,663,297	755,307	$37,798,411
Shares issued on reinvestments
of distributions	59,282	2,951,052	32,387	1,660,129
Shares redeemed	(504,886)	(25,594,226)	(3,382,263)	(164,905,265)
Net decrease	(374,015)	$(18,979,877)	(2,594,569)	$(125,446,725)

	Six Months Ended
	March 31, 2018		Year Ended
	(Unaudited)		September 30, 2017
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,542,649	$78,611,401	7,350,775	$367,123,978
Shares issued on reinvestments
of distributions	463,247	23,074,367	176,154	9,041,987
Shares redeemed	(1,538,049)	(79,471,851)	(3,152,504)	(157,720,244)
Net increase	467,847	$22,213,917	4,374,425	$218,445,721

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Poplar Forest Cornerstone Fund
	Six Months Ended
	March 31, 2018	Year Ended
	(Unaudited)	September 30, 2017
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$147,442	$494,725
Net realized gain/(loss) from investments	386,700	(83,001)
Net change in unrealized appreciation on investments	(26,086)	1,566,261
Net increase in net assets resulting from operations	508,056	1,977,985
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(7,724)	(2,496)
Institutional Class Shares	(431,105)	(208,912)
From net realized gain on investments
Class A Shares	(5,527)	(12,365)
Institutional Class Shares	(262,531)	(743,591)
Total distributions to shareholders	(706,887)	(967,364)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	316,534	5,845,296
Total increase in net assets	117,703	6,855,917
NET ASSETS
Beginning of period	29,553,420	22,697,503
End of period	$29,671,123	$29,553,420
Accumulated net investment income	$147,443	$438,830

(a)   A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2018		Year Ended
	(Unaudited)		September 30, 2017
Class A Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,212	$33,326	13,354	$355,601
Shares issued on reinvestments
of distributions	499	13,252	564	14,861
Shares redeemed	(415)	(11,383)	(6,870)	(178,395)
Net increase	1,296	$35,195	7,048	$192,067

	Six Months Ended
	March 31, 2018		Year Ended
	(Unaudited)		September 30, 2017
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	23,091	$629,267	285,013	$7,449,305
Shares issued on reinvestments
of distributions	24,529	652,221	33,482	882,588
Shares redeemed	(36,406)	(1,000,149)	(102,041)	(2,678,664)
Net increase	11,214	$281,339	216,454	$5,653,229

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Poplar Forest Outliers Fund
	Six Months Ended
	March 31, 2018	Year Ended
	(Unaudited)	September 30, 2017
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$(10,265)	$40,424
Net realized gain/(loss) from investments	371,773	(223,344)
Net change in unrealized appreciation on investments	(117,722)	426,808
Net increase in net assets resulting from operations	243,786	243,888
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Institutional Class Shares	(40,424)	(1,090)
Total distributions to shareholders	(40,424)	(1,090)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived from
net change in outstanding shares (a)	(1,527,699)	1,441,693
Total increase/(decrease) in net assets	(1,324,337)	1,684,491
NET ASSETS
Beginning of period	6,103,814	4,419,323
End of period	$4,779,477	$6,103,814
Accumulated net investment income/(loss)	$(10,265)	$40,424

(a) A summary of share transactions is as follows:

	Six Months Ended
	March 31, 2018		Year Ended
	(Unaudited)		September 30, 2017
Class A Shares*	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares converted to
Institutional Class	—	$—	(12,936)	$(316,085)
Shares redeemed	—	—	(1)	(10)
Net decrease	—	$—	(12,937)	$(316,095)

	Six Months Ended
	March 31, 2018		Year Ended
	(Unaudited)		September 30, 2017
Institutional Class Shares	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	197	$5,043	93,305	$2,227,239
Shares converted from Class A	—	—	12,875	316,085
Shares issued on reinvestments
of distributions	1,603	39,041	43	1,058
Shares redeemed	(63,487)	(1,571,783)	(33,527)	(786,594)
Net increase/(decrease)	(61,687)	$(1,527,699)	72,696	$1,757,788

*	Class A shares converted to Institutional Class shares on December 9, 2016. See Note 1 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares

	Six Months
	Ended
	March 31,		Year Ended September 30,
	2018		2017	2016	2015	2014	2013
	(Unaudited)

Net asset value,
beginning of period	$50.88		$46.61	$38.76	$47.01	$40.68	$29.86
Income from
investment operations:
Net investment income^	0.14		0.67	0.35	0.24	0.19	0.36
Net realized and unrealized
gain/(loss) on investments
and written options	0.03		4.49	7.77	(5.52)	8.17	10.91
Total from
investment operations	0.17		5.16	8.12	(5.28)	8.36	11.27
Less distributions:
From net investment income	(0.85)		(0.18)	(0.27)	(0.15)	(0.29)	(0.33)
From net realized
gain on investments	(1.54)		(0.71)	—	(2.82)	(1.74)	(0.12)
Total distributions	(2.39)		(0.89)	(0.27)	(2.97)	(2.03)	(0.45)
Net asset value, end of period	$48.66		$50.88	$46.61	$38.76	$47.01	$40.68

Total return	0.23	%+	11.06%	21.05%	-11.73%	21.22%	38.24%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$57,666		$79,335	$193,598	$185,183	$212,245	$105,366
Ratio of expenses to
average net assets:
Before fee waiver	1.27	%++	1.28%	1.29%	1.30%	1.39%	1.50%
After fee waiver	1.25	%++	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before fee waiver	0.52	%++	1.33%	0.78%	0.48%	0.28%	0.75%
After fee waiver	0.54	%++	1.36%	0.82%	0.53%	0.42%	1.00%
Portfolio turnover rate	18.66	%+	31.07%	29.63%	30.38%	23.10%	27.82%

^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class

	Six Months
	Ended
	March 31,		Year Ended September 30,
	2018		2017	2016	2015	2014	2013
	(Unaudited)
Net asset value,
beginning of period	$51.06		$46.84	$38.96	$47.22	$40.84	$29.96
Income from
investment operations:
Net investment income^	0.20		1.02	0.45	0.35	0.30	0.44
Net realized and unrealized
gain/(loss) on investments
and written options	0.03		4.30	7.81	(5.54)	8.19	10.96
Total from
investment operations	0.23		5.32	8.26	(5.19)	8.49	11.40
Less distributions:
From net investment income	(1.03)		(0.39)	(0.38)	(0.25)	(0.37)	(0.40)
From net realized
gain on investments	(1.54)		(0.71)	—	(2.82)	(1.74)	(0.12)
Total distributions	(2.57)		(1.10)	(0.38)	(3.07)	(2.11)	(0.52)
Net asset value, end of period	$48.72		$51.06	$46.84	$38.96	$47.22	$40.84

Total return	0.33	%+	11.35%	21.35%	-11.50%	21.50%	38.62%

Ratios/supplemental data:
Net assets, end
of period (thousands)	$683,696		$692,564	$430,439	$329,930	$329,149	$197,416
Ratio of expenses to
average net assets:
Before fee waiver	1.02	%++	1.03%	1.04%	1.05%	1.14%	1.25%
After fee waiver	1.00	%++	1.00%	1.00%	1.00%	1.10%	1.00%
Ratio of net investment income
to average net assets:
Before fee waiver	0.76	%++	2.02%	1.03%	0.74%	0.52%	0.98%
After fee waiver	0.78	%++	2.05%	1.07%	0.79%	0.66%	1.23%
Portfolio turnover rate	18.66	%+	31.07%	29.63%	30.38%	23.10%	27.82%

^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Class A Shares

					December 31,
	Six Months				2014*
	Ended				through
	March 31,		Year Ended September 30,		September 30,
	2018		2017	2016	2015
	(Unaudited)
Net asset value,
beginning of period	$26.62		$25.62	$23.17	$25.00
Income from investment operations:
Net investment income^	0.10		0.40	0.22	0.17
Net realized and unrealized
gain/(loss) on investments	0.31		1.53	3.28	(2.00)
Total from investment operations	0.41		1.93	3.50	(1.83)
Less distributions:
From net investment income	(0.34)		(0.16)	(0.14)	—
From net realized
gain on investments	(0.24)		(0.77)	(0.91)	—
Total distributions	(0.58)		(0.93)	(1.05)	—
Net asset value, end of period	$26.45		$26.62	$25.62	$23.17

Total return	1.53	%+	7.57%	15.62%	-7.32	%+

Ratios/supplemental data:
Net assets, end
of period (thousands)	$644		$614	$410	$364
Ratio of expenses to
average net assets:
Before fee waiver	1.75	%++	1.82%	2.29%	3.34	%++
After fee waiver	1.15	%++	1.15%	1.15%	1.15	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver	0.73	%++	0.85%	(0.23%)	(1.27	%)++
After fee waiver	0.13	%++	1.52%	0.91%	0.92	%++
Portfolio turnover rate	16.16	%+	24.82%	24.54%	32.60	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Shares

					December 31,
	Six Months				2014*
	Ended				through
	March 31,		Year Ended September 30,		September 30,
	2018		2017	2016	2015
	(Unaudited)
Net asset value,
beginning of period	$26.70		$25.69	$23.21	$25.00
Income from investment operations:
Net investment income^	0.13		0.47	0.28	0.21
Net realized and unrealized
gain/(loss) on investments	0.31		1.53	3.29	(2.00)
Total from investment operations	0.44		2.00	3.57	(1.79)
Less distributions:
From net investment income	(0.40)		(0.22)	(0.18)	—
From net realized
gain on investments	(0.24)		(0.77)	(0.91)	—
Total distributions	(0.64)		(0.99)	(1.09)	—
Net asset value, end of period	$26.50		$26.70	$25.69	$23.21

Total return	1.63	%+	7.83%	15.95%	-7.16	%+

Ratios/supplemental data:
Net assets, end
of period (thousands)	$29,027		$28,939	$22,287	$9,529
Ratio of expenses to
average net assets:
Before fee waiver	1.50	%++	1.57%	1.97%	3.14	%++
After fee waiver	0.90	%++	0.90%	0.90%	0.90	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver	0.38	%++	1.12%	0.09%	(1.09	%)++
After fee waiver	0.98	%++	1.79%	1.16%	1.15	%++
Portfolio turnover rate	16.16	%+	24.82%	24.54%	32.60	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Shares

						December 31,
	Six Months					2014*
	Ended					through
	March 31,		Year Ended September 30,			September 30,
	2018		2017		2016	2015
	(Unaudited)
Net asset value,
beginning of period	$23.89		$22.58		$21.68	$25.00
Income from investment operations:
Net investment income/(loss)^	(0.05)		0.17		0.01	(0.04)
Net realized and unrealized
gain/(loss) on investments	0.98		1.14		1.41	(3.28)
Total from investment operations	0.93		1.31		1.42	(3.32)
Less distributions:
From net investment income	(0.16)		(0.00	)#	—	—
From net realized
gain on investments	—		—		(0.52)	—
Total distributions	(0.16)		(0.00	)#	(0.52)	—
Net asset value, end of period	$24.66		$23.89		$22.58	$21.68

Total return	3.91	%+	5.83%		6.68%	-13.28	%+

Ratios/supplemental data:
Net assets, end
of period (thousands)	$4,779		$6,104		$4,129	$4,221
Ratio of expenses to
average net assets:
Before fee waiver	3.26	%++	3.70	%†	4.69%	4.67	%++
After fee waiver	1.10	%++	1.11	%†	1.10%	1.10	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver	(2.53	%)++	(1.84	%)†	(3.56%)	(3.80	%)++
After fee waiver	(0.37	%)++	0.75	%†	0.03%	(0.23	%)++
Portfolio turnover rate	12.17	%+	49.94%		57.17%	21.63	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.
#	Less than $0.01.
†	Includes income and expenses of Class A shares which converted to Institutional Class shares on December 9, 2016.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Partners Fund”),  the Poplar Forest Cornerstone Fund (“Cornerstone Fund”) and the Poplar Forest Outliers Fund (“Outliers Fund”), (each, a “Fund” and collectively, the “Funds “) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Partners Fund and the Outliers Fund is to seek long-term growth of capital.  The investment objective of the Cornerstone Fund is to seek to achieve current income and long-term growth of capital.  The Partners Fund and the Cornerstone Fund currently offer Class A shares and Institutional Class shares while the Outliers Fund offers Institutional Class shares only.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Partner Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

The Outlier Fund’s and the Cornerstone Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2014.  The initial purchase into each Fund included a transfer in-kind of securities and cash.  The transfers in-kind were nontaxable.  The Outliers Fund and the Cornerstone Fund issued 141,189 and 184,742 shares, respectively, on December 31, 2014.  The fair value and cost of securities received by the Outliers Fund was $3,238,689 and $2,497,054, respectively.  The fair value and cost of securities received by the Cornerstone Fund was $3,036,606 and $612,283, respectively.  In addition, the Outliers Fund received $291,037 of cash and the Cornerstone Fund received $1,591,937 of cash and dividends receivable.  For financial reporting purposes, assets received and shares issued by each Fund were recorded at fair value.

Effective December 9, 2016, the Outliers Fund ceased offering its Class A shares.  The remaining Class A shares converted to Institutional Class shares at the close of business on December 9, 2016.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2018 (Unaudited), Continued

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2015-2017, or expected to be taken in the Funds’ 2018 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the effective interest method.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2018 (Unaudited), Continued

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Derivatives: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate to the adviser and consistent with the Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent it does not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked-to-market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2018 (Unaudited), Continued

that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

During the six months ended March 31, 2018, the Funds did not hold written options.

E.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

F.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of March 31, 2018, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2018 (Unaudited), Continued

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

On March 30, 2018, U.S. and certain other financial markets were closed, while some foreign markets were open.  The Funds’ securities were valued at the official closing price on the last day the New York Stock Exchange was open to maintain consistency with each Fund’s net asset value calculation used for shareholder transactions.

Debt Securities: Debt securities are valued at the mean of the bid and asked prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Options: Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2018 (Unaudited), Continued

highest bid price and the lowest ask price across the exchanges where the option is traded.  Options that are valued based on quoted prices from the exchange are categorized in level 1 of the fair value hierarchy.  Options that are valued at the mean of the highest bid price and lowest asked price are categorized in level 2.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of March 31, 2018:

Partners Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$96,927,650	$—	$—	$96,927,650
Energy	76,565,505	—	—	76,565,505
Financials	192,750,500	—	—	192,750,500
Health Care	124,959,450	—	—	124,959,450
Industrials	73,909,200	—	—	73,909,200
Information Technology	86,572,373	—	—	86,572,373
Materials	42,778,900	—	—	42,778,900
Telecommunication Services	11,254,550	—	—	11,254,550
Total Common Stocks	705,718,128	—	—	705,718,128
Short-Term Investments	4,030,456	20,666,685	—	24,697,141
Total Investments
in Securities	$709,748,584	$20,666,685	$—	$730,415,269

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2018 (Unaudited), Continued

Cornerstone Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,204,464	$—	$—	$2,204,464
Energy	1,858,484	—	—	1,858,484
Financials	5,038,988	—	—	5,038,988
Health Care	3,250,475	—	—	3,250,475
Industrials	1,806,391	—	—	1,806,391
Information Technology	3,382,656	—	—	3,382,656
Materials	1,066,487	—	—	1,066,487
Telecommunication Services	149,513	—	—	149,513
Total Common Stocks	18,757,458	—	—	18,757,458
MLP Investments	106,575	—	—	106,575
Fixed Income
Corporate Bonds	—	4,572,306	—	4,572,306
U.S. Government Agencies
and Instrumentalities	—	3,807,327	—	3,807,327
Total Fixed Income	—	8,379,633	—	8,379,633
Short-Term Investments	151,058	2,164,182	—	2,315,240
Total Investments
in Securities	$19,015,091	$10,543,815	$—	$29,558,906

Outliers Fund
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$829,958	$—	$—	$829,958
Energy	555,374	—	—	555,374
Financials	602,566	—	—	602,566
Health Care	1,021,251	—	—	1,021,251
Industrials	587,226	—	—	587,226
Information Technology	633,060	—	—	633,060
Materials	261,992	—	—	261,992
Total Common Stocks	4,491,427	—	—	4,491,427
MLP Investments	102,225	—	—	102,225
Short-Term Investments	198,437	—	—	198,437
Total Investments
in Securities	$4,792,089	$—	$—	$4,792,089

Refer to the Funds’ schedules of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at March 31, 2018, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Funds during the six months ended March 31, 2018.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2018 (Unaudited), Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended March 31, 2018, Poplar Forest Capital, LLC (the “Adviser”) provided the Funds with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a monthly management fee.  For the Partners Fund, the fees are calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.80% of the Fund’s average daily net assets for the next $750 million of assets, and 0.70% of the Fund’s average daily net assets in excess of $1 billion.  For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the Outliers Fund, the fees are calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.90% of the Fund’s average daily net assets for the next $750 million of assets, and 0.80% of the Fund’s average daily net assets in excess of $1 billion.  For the six months ended March 31, 2018, the Partners Fund, the Cornerstone Fund and the Outliers Fund incurred $3,377,982, $120,875 and $27,872, respectively, in advisory fees.

The Funds are responsible for their own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit each Fund’s aggregate annual operating expenses as a percent of average daily net assets as follows:

	Class A	Institutional Class
Partners Fund	1.25%	1.00%
Cornerstone Fund	1.15%	0.90%
Outliers Fund	N/A	1.10%

Any such reductions made by the Adviser in its fees or payment of expenses which are each Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the three year period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval at time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  Any such reimbursement is also contingent upon the Board of Trustees review and

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2018 (Unaudited), Continued

approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the six months ended March 31, 2018, the Adviser reduced its fees in the amount of $96,916, $90,089 and $60,158 in the Partners Fund, the Cornerstone Fund and the Outliers Fund, respectively.  No amounts were reimbursed to the Adviser.  The expense limitation will remain in effect through at least January 27, 2019, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture and the date of expiration are as follows:

	9/30/18	9/30/19	9/30/20	2021	Total
Partners Fund	$294,913	$248,302	$220,772	$96,916	$860,903
Cornerstone Fund	123,515	167,909	186,399	90,089	567,912
Outliers Fund	122,482	163,345	140,477	60,158	486,462

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are employees of USBFS.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust was previously considered an Interested Trustee and an affiliate of USBFS and U.S. Bank N.A.  Effective January 1, 2018, this same Trustee became an Independent Trustee.

For the six months ended March 31, 2018, the Funds incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Partners	Cornerstone	Outliers
	Fund	Fund	Fund
Administration and Fund Accounting	$259,235	$45,628	$30,425
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	93,559	16,213	8,032
Custody	42,266	2,894	2,647
Chief Compliance Officer	4,488	4,488	4,488

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2018 (Unaudited), Continued

At March 31, 2018, the Funds had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Partners	Cornerstone	Outliers
	Fund	Fund	Fund
Administration	$84,354	$15,879	$10,428
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	34,796	5,595	2,789
Custody	14,286	1,135	804
Chief Compliance Officer	1,488	1,488	1,488

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the six months ended March 31, 2018, the Class A shares of the Partners Fund and the Cornerstone Fund paid the Distributor $86,675 and $793, respectively.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2018, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases		Sales
		Non-		Non-
	Government	Government	Government	Government
Partners Fund	—	$139,046,100	—	$189,573,107
Cornerstone Fund	$157,503	4,280,270	—	4,839,938
Outliers Fund	—	642,283	—	1,860,796

NOTE 7 – LINES OF CREDIT

The Partners Fund has a line of credit in the amount of $100,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the six months ended March 31, 2018,

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2018 (Unaudited), Continued

the Partners Fund drew upon its line of credit. The Partners Fund had an average daily outstanding balance of $8,571, a weighted average interest rate of 4.50%, paid interest expense of $195 and had a maximum amount outstanding of $1,560,000. At March 31, 2018, the Partners Fund had no outstanding loan amounts.

The Cornerstone Fund has a line of credit in the amount of $5,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the six months ended March 31, 2018, the Cornerstone Fund drew upon its line of credit. The Cornerstone Fund had an average daily outstanding balance of $3,253, a weighted average interest rate of 4.50%, paid interest expense of $74 and had a maximum amount outstanding of $296,000. At March 31, 2018, the Cornerstone Fund had no outstanding loan amounts.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid by the Funds during the six months ended March 31, 2018 and the year ended September 30, 2017 was as follows:

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
Partners Fund
Ordinary income	$15,125,297	$5,306,110
Long-term capital gains	23,045,907	10,358,546

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
Cornerstone Fund
Ordinary income	$438,829	$230,189
Long-term capital gains	268,058	737,175

	Six Months Ended	Year Ended
	March 31, 2018	September 30, 2017
Outliers Fund
Ordinary income	$40,424	$1,090
Long-term capital gains	—	—

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2018 (Unaudited), Continued

As of September 30, 2017, the Funds’ most recently completed fiscal year end, the components of capital on a tax basis were as follows:

	Partners	Cornerstone	Outliers
	Fund	Fund	Fund
Cost of investments (a)	$612,089,273	$26,514,369	$5,455,381
Gross unrealized appreciation	174,144,993	4,460,012	965,191
Gross unrealized depreciation	(15,053,301)	(589,217)	(288,290)
Net unrealized appreciation	159,091,692	3,870,795	676,901
Undistributed ordinary income	13,584,387	438,830	40,424
Undistributed long-term capital gains	21,403,937	268,053	—
Total distributable earnings	34,988,324	706,883	40,424
Other accumulated gains/(losses)	—	—	(283,382)
Total accumulated earnings/(losses)	$194,080,016	$4,577,678	$433,943

(a)
The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sale adjustments and tax adjustments related to a transfer in-kind.

At September 30, 2017, the Outliers Fund had a short-term capital loss carryforward of $283,382, which can be carried forward indefinitely.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Value-Style Investing Risk (All Funds) – Value stocks can perform differently from the market as a whole and from other types of stocks.  Value stocks may be purchased based upon the belief that a given security may be out of favor; that belief may be misplaced or the security may stay out of favor for an extended period of time.

Debt Securities Risk (All Funds) – The following risks are associated with the Partners Fund’s investment in debt securities.

o
Prepayment and Extension Risk.  The risk that the securities may be paid off earlier or later than expected.  Either situation could cause securities to pay lower-than-market rates of interest, which could hurt the Fund’s yield or share price.

o
Interest Rate Risk.  The risk that fixed income securities will decline in value because of changes in interest rates.  It is likely there will be less governmental action in the near future to maintain low interest rates.  The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2018 (Unaudited), Continued

o
Credit Risk.  The risk of loss on an investment due to the deterioration of an issuer’s financial strength.  Such a deterioration of financial strength may result in a reduction of the credit rating of the issuer’s securities and may lead to the issuer’s inability to honor its contractual obligations, including making timely payment of interest and principal.

o
High-Yield Securities Risk. Debt securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of these securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

Large-Sized Companies Risk (Partners Fund) – Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Medium-Sized Companies Risk (Partners and Cornerstone Funds) – Investing in securities of medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility than larger, more established companies.

Small- and Medium-Sized Companies Risk (Outliers Fund) – Investing in securities of small- and medium-sized companies may involve greater risk than investing in larger, more established companies because small and medium capitalization companies can be subject to greater share price volatility than larger, more established companies.

NOTE 10 – SUBSEQUENT EVENT – REPORT OF THE POPLAR FOREST OUTLIERS FUND SPECIAL SHAREHOLDER MEETING

On January 26, 2018, the Board of Trustees of Advisors Series Trust approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby the Poplar Forest Outliers Fund would reorganize into an existing series of American Pension Investors Trust, the Yorktown Mid Cap Fund.  On April 19, 2018, at a special meeting of shareholders of the Poplar Forest Outliers Fund, the shareholders approved the Reorganization.  All Poplar Forest Outliers Fund shareholders of record as of the record date on January 29, 2018 were entitled to attend or submit proxies. As of the record date, the Poplar Forest Outliers Fund had 209,515.01 shares outstanding. The results of the voting for each proposal were as follows:

Proposal 1 – Approval of the Agreement and Plan of Reorganization and related transactions that provide for the transfer of all of the assets of the Outliers Fund to the Yorktown Mid Cap Fund (the “Mid Cap Fund” or the “Acquiring Fund”), a series of American Pension Investors Trust (“API Trust”) in exchange for shares of the Mid

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at March 31, 2018 (Unaudited), Continued

Cap Fund and the assumption by the Mid Cap Fund of all of the liabilities of the Outliers Fund (the “Reorganization”), and the distribution of such shares to shareholders in complete liquidation of the Outliers Fund, all as described in the Proxy Statement/Prospectus.

Shares in Favor	Shares Against	Shares Abstaining
122,666	0	0

Proposal 2 – Approve adjournments of the Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve Proposal 1.

Shares in Favor	Shares Against	Shares Abstaining
122,666	0	0

The Reorganization was effective as of the close of business on April 20, 2018.

POPLAR FOREST FUNDS

NOTICE TO SHAREHOLDERS at March 31, 2018 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-877-522-8860.

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on December 6-7, 2017, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreements”) between Advisors Series Trust (the “Trust”) and Poplar Forest Capital LLC (the “Adviser”) on behalf of the Poplar Forest Partners Fund (the “Partners Fund”), the Poplar Forest Outliers Fund (the “Outliers Fund”), and the Poplar Forest Cornerstone Fund (the “Cornerstone Fund”) (each, a “Fund,” and together, the “Funds”).  At this meeting, and at a prior meeting held on October 17-18, 2017, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENTS.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program and business continuity plan.  The Board also considered its knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss the Funds’ performance and investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of each Fund as of June 30, 2017 on

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

both an absolute basis and in comparison to its peer funds utilizing Lipper and Morningstar classifications and an appropriate securities benchmark.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. Therefore, in reviewing a Fund that is currently underperforming, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected market conditions. The Board noted that the Outliers Fund and Cornerstone Fund were each relatively new, with less than three years of performance history. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.  The Trustees also discussed with the Adviser and considered that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Board therefore took into account the Adviser’s views as to the reasons for each Fund’s relative performance against peers and benchmarks over various time periods and its future outlook for each Fund. In considering each Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark indices.

Partners Fund: The Board noted that the Partners Fund’s performance, with regard to its Lipper comparative universe, was above the peer group median for the one-year, five-year and since inception periods and below the peer group median for the three-year period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above the peer group median for the one-year, five-year and since inception periods and below the peer group median for the three-year period.

The Board reviewed the performance of the Fund against broad-based securities market benchmarks.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts.

Outliers Fund: The Board noted that the Outliers Fund’s performance, with regard to its Lipper comparative universe, was below the peer group median for the one-year and since inception periods.

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was below the peer group median for the one-year and since inception periods.

The Board reviewed the performance of the Fund against a broad-based securities market benchmark.

The Board also considered the Fund’s performance as compared to the Adviser’s similarly managed sub-advised account.

Cornerstone Fund: The Board noted that the Cornerstone Fund’s performance, with regard to its Lipper comparative universe, was below the peer group median for the one-year period and above the peer group median for the since inception period.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above the peer group median for one-year and since inception periods.

The Board reviewed the performance of the Fund against broad-based securities market benchmarks.

The Board also considered that the Adviser does not manage any other accounts similarly to the Fund.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENTS.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and the Adviser’s similarly managed accounts for other types of clients, as well as expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Partners Fund: The Board noted that the Adviser had contractually agreed to limit the annual expense ratio for the Fund to 1.25% for the Class A shares and 1.00% for the Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Class A shares was above the peer group median and average, and the Fund’s total expense ratio for the Institutional Class shares was slightly above the peer group median and below the average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Class A shares was above the peer group median and average, and the Fund’s total expense ratio for the Institutional Class shares was above the peer group

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

median and below the average.  The Board noted that the contractual advisory fee was above the peer group median and average and above the peer group median and average of funds with similar asset sizes. The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Adviser received advisory fees that were higher than the peer group median and average.  The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board considered that the advisory fee of the Partners Fund was less than the fee charged by the Adviser to most of its similarly managed account clients.  As a result, the Board noted that the Fund’s expenses and contractual advisory fee were generally above the range of its peer group but that they were not unreasonable.

Outliers Fund: The Board noted that the Adviser had contractually agreed to limit the annual expense ratio for the Fund to 1.10% for the Institutional Class shares (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio for the Institutional Class shares was equal to the peer group median and below the average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average and above the peer group median and average of funds with similar asset sizes.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the Adviser received no advisory fee from the Fund during the most recent fiscal period.  The Board also took into consideration the services the Adviser provides to its similarly managed sub-advised account client, comparing the fees charged for those management services to the management fees charged to the Fund.  The Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

Cornerstone Fund: The Board noted that the Adviser had contractually agreed to limit the annual expense ratio for the Fund to 1.15% for the Class A shares and 0.90% for the Institutional Class shares (respectively, the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Class A shares was above the peer group median and below the peer group average, and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Class A

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

shares was below the peer group median and average, and the Fund’s total expense ratio for the Institutional Class shares was below the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average and above the peer group median and average of funds with similar asset sizes. However, the Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the advisory fees from the Fund during the most recent fiscal period were below the peer group median and average.  The Adviser represented that it does not manage any other accounts with investment strategies similar to the Fund for purposes of comparing fees.  The Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Funds and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  In this regard, the Board noted that the Funds were structured with breakpoints in their advisory fee schedules.  The Board also noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that each Fund does not exceed its specified Expense Caps.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from its relationship with the Funds, such as Rule 12b-1 fees received from the Funds.  The Board also considered that the Funds do not utilize “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreements was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

POPLAR FOREST FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited), Continued

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements for the Funds, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Adviser, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements for the Funds would be in the best interest of each Fund and its shareholders.

POPLAR FOREST FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

 (This Page Intentionally Left Blank.)

Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY  10103

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-522-8860.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive
Officer/Principal Executive Officer

Date    6/5/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President/Chief Executive
Officer/Principal Executive Officer

Date    6/5/18

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer/Principal Financial Officer

Date    6/5/18

* Print the name and title of each signing officer under his or her signature